UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50421	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3295 College Street Beaumont, Texas	77701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On January 20, 2012, the Company issued a press release announcing its intention to close five of its stores in January 2012.  The Company is in the process of determining the long-lived asset impairment and lease charges that will be required to be recorded in its fourth quarter of fiscal 2012 financial statements. Within four business days of our determination of these charges, we will file an amended Form 8-K to include an estimate of those charges.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c)	Exhibits.
Exhibit 99.1	Press Release, dated January 20, 2012.

All of the information contained in Item 8.01 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	January 20, 2012	By:	/s/ Michael J. Poppe
		Name:	Michael J. Poppe
		Title:	Chief Financial Officer